EXHIBIT 99.8
                                   ------------

                 Computational Materials and/or ABS Term Sheets.












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CWABS 2004-14 class B

Other Assumptions
-----------------
Defaults on top of Prepayments
To Maturity
Triggers Failing

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

NO PREAY STRESS                                                750,000,000

                                                            Min 0
                    Fwd LIBOR/Swap Shift                   -200 bp                                        bp
                                  Prepay                    1.00x Base Case                             1.00x Base Case

                      Loss Severity: 40%
               Recovery Delay: 12 months
                                              -------------------------------------------------------------------------------
                  % Cum Loss Yield Break                80,853,823.68 (10.78%)                       60,950,171.01 (8.13%)
                       CDR - Yield Break                         9.64                                        6.86
                                              -------------------------------------------------------------------------------
                                              -------------------------------------------------------------------------------
         % Cum Loss 1st $ Principal Loss                76,669,446.92 (10.22%)                       56,800,842.72 (7.57%)
              CDR - 1st $ Principal Loss                         9.03                                        6.32
                                              -------------------------------------------------------------------------------

                      Loss Severity: 50%      Do NOT explicitly calc. Interpolate please.
               Recovery Delay: 12 months
                  % Cum Loss Yield Break      083,464,390.54 (11.13%)                     062,540,422.85 (8.34%)
                       CDR - Yield Break                         8.02                                        5.72
         % Cum Loss 1st $ Principal Loss      078,970,065.24 (10.53%)                     058,247,546.12 (7.77%)
              CDR - 1st $ Principal Loss                         7.51                                        5.28

                      Loss Severity: 60%
               Recovery Delay: 12 months
                                              -------------------------------------------------------------------------------
                  % Cum Loss Yield Break                86,074,957.40 (11.48%)                       64,130,674.69 (8.55%)
                       CDR - Yield Break                         6.40                                        4.58
                                              -------------------------------------------------------------------------------
                                              -------------------------------------------------------------------------------
         % Cum Loss 1st $ Principal Loss                81,270,683.55 (10.84%)                       59,694,249.51 (7.96%)
              CDR - 1st $ Principal Loss                         5.99                                        4.23
                                              -------------------------------------------------------------------------------

                      Loss Severity: 40%
   Recovery Delay: 12 months. NO ADVANCE
                                              -------------------------------------------------------------------------------
                  % Cum Loss Yield Break                 71,023,331.90 (9.47%)                       52,872,808.59 (7.05%)
                       CDR - Yield Break                         8.23                                        5.82
                                              -------------------------------------------------------------------------------
                                              -------------------------------------------------------------------------------
         % Cum Loss 1st $ Principal Loss                 67,179,522.09 (8.96%)                       49,264,086.00 (6.57%)
              CDR - 1st $ Principal Loss                         7.70                                        5.37
                                              -------------------------------------------------------------------------------

                      Loss Severity: 50%      Do NOT explicitly calc. Interpolate please.
   Recovery Delay: 12 months. NO ADVANCE
                  % Cum Loss Yield Break      74,602,116.72 (9.95%)                       55,322,611.83 (7.38%)
                       CDR - Yield Break                         6.98                                        4.95
         % Cum Loss 1st $ Principal Loss      70,450,886.66 (9.39%)                       51,510,803.25 (6.87%)
              CDR - 1st $ Principal Loss                         6.53                                        4.57

                      Loss Severity: 60%
   Recovery Delay: 12 months. NO ADVANCE
                                              -------------------------------------------------------------------------------
                  % Cum Loss Yield Break                78,180,901.54 (10.42%)                       57,772,415.07 (7.70%)
                       CDR - Yield Break                         5.73                                        4.08
                                              -------------------------------------------------------------------------------
                                              -------------------------------------------------------------------------------
         % Cum Loss 1st $ Principal Loss                 73,722,251.22 (9.83%)                       53,757,520.49 (7.17%)
              CDR - 1st $ Principal Loss                         5.36                                        3.77
                                              -------------------------------------------------------------------------------


NO PREAY STRESS


                    Fwd LIBOR/Swap Shift                   200 bp
                                  Prepay                   1.00x Base Case

                      Loss Severity: 40%
               Recovery Delay: 12 months
                                              -------------------------------------------
                  % Cum Loss Yield Break                32,873,493.35 (4.38%)
                       CDR - Yield Break                         3.43
                                              -------------------------------------------
                                              -------------------------------------------
         % Cum Loss 1st $ Principal Loss                27,045,668.20 (3.61%)
              CDR - 1st $ Principal Loss                         2.78
                                              -------------------------------------------

                      Loss Severity: 50%
               Recovery Delay: 12 months
                  % Cum Loss Yield Break      033,337,749.58 (4.45%)
                       CDR - Yield Break                         2.86
         % Cum Loss 1st $ Principal Loss      027,319,027.22 (3.64%)
              CDR - 1st $ Principal Loss                         2.32

                      Loss Severity: 60%
               Recovery Delay: 12 months
                                              -------------------------------------------
                  % Cum Loss Yield Break                33,802,005.80 (4.51%)
                       CDR - Yield Break                         2.29
                                              -------------------------------------------
                                              -------------------------------------------
         % Cum Loss 1st $ Principal Loss                27,592,386.24 (3.68%)
              CDR - 1st $ Principal Loss                         1.85
                                              -------------------------------------------

                      Loss Severity: 40%
   Recovery Delay: 12 months. NO ADVANCE
                                              -------------------------------------------
                  % Cum Loss Yield Break                28,406,279.75 (3.79%)
                       CDR - Yield Break                         2.93
                                              -------------------------------------------
                                              -------------------------------------------
         % Cum Loss 1st $ Principal Loss                23,371,351.86 (3.12%)
              CDR - 1st $ Principal Loss                         2.38
                                              -------------------------------------------

                      Loss Severity: 50%
   Recovery Delay: 12 months. NO ADVANCE
                  % Cum Loss Yield Break      29,418,891.83 (3.92%)
                       CDR - Yield Break                         2.49
         % Cum Loss 1st $ Principal Loss      24,121,281.98 (3.22%)
              CDR - 1st $ Principal Loss                         2.02

                      Loss Severity: 60%
   Recovery Delay: 12 months. NO ADVANCE
                                              -------------------------------------------
                  % Cum Loss Yield Break                30,431,503.90 (4.06%)
                       CDR - Yield Break                         2.05
                                              -------------------------------------------
                                              -------------------------------------------
         % Cum Loss 1st $ Principal Loss                24,871,212.10 (3.32%)
              CDR - 1st $ Principal Loss                         1.66
                                              -------------------------------------------

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PREPAY STRESS

                                                                 Min 0
                    Fwd LIBOR/Swap Shift                        -200 bp                                        bp
                                  Prepay                         2.00x Base Case                             1.00x Base Case


                      Loss Severity: 50%
               Recovery Delay: 12 months
                                              -----------------------------------------------------------------------------------
                  % Cum Loss Yield Break                 43,239,961.21 (5.77%)                       62,791,169.64 (8.37%)
                       CDR - Yield Break                         6.37                                        5.49
                                              -----------------------------------------------------------------------------------
                                              -----------------------------------------------------------------------------------
         % Cum Loss 1st $ Principal Loss                 40,544,524.81 (5.41%)                       58,522,831.24 (7.80%)
              CDR - 1st $ Principal Loss                         5.95                                        5.07
                                              -----------------------------------------------------------------------------------


                      Loss Severity: 50%
   Recovery Delay: 12 months. NO ADVANCE
                                              -----------------------------------------------------------------------------------
                  % Cum Loss Yield Break                 38,994,902.11 (5.20%)                       55,737,538.94 (7.43%)
                       CDR - Yield Break                         5.71                                        4.80
                                              -----------------------------------------------------------------------------------
                                              -----------------------------------------------------------------------------------
         % Cum Loss 1st $ Principal Loss                 36,592,392.23 (4.88%)                       51,865,572.69 (6.92%)
              CDR - 1st $ Principal Loss                         5.34                                        4.43
                                              -----------------------------------------------------------------------------------


PREPAY STRESS


                    Fwd LIBOR/Swap Shift                        200 bp
                                  Prepay                        0.50x Base Case


                      Loss Severity: 50%
               Recovery Delay: 12 months
                                              -------------------------------------------
                  % Cum Loss Yield Break                64,830,434.09 (8.64%)
                       CDR - Yield Break                         3.13
                                              -------------------------------------------
                                              -------------------------------------------
         % Cum Loss 1st $ Principal Loss                50,433,729.62 (6.72%)
              CDR - 1st $ Principal Loss                         2.35
                                              -------------------------------------------


                      Loss Severity: 50%
   Recovery Delay: 12 months. NO ADVANCE
                                              -------------------------------------------
                  % Cum Loss Yield Break                57,580,791.10 (7.68%)
                       CDR - Yield Break                         2.73
                                              -------------------------------------------
                                              -------------------------------------------
         % Cum Loss 1st $ Principal Loss                44,616,947.67 (5.95%)
              CDR - 1st $ Principal Loss                         2.05
                                              -------------------------------------------

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